Earnings per share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings per share
26. Earnings per share
Basic earnings per share amounts are calculated by dividing the net profit (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of shares outstanding during the year, increased by the number of non-vested dividend participating share-based payment awards outstanding during the period.
Diluted earnings per share amounts are calculated by dividing the net profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares, when the effect of their inclusion is dilutive (decreases earnings per share or increases loss per share).
The computation of the income and share data used in the basic and diluted earnings per share is as follows:

	2025	2024	2023
Basic and diluted earnings per share—
Net profit	$671,648	$608,114	$514,097
Weighted-average shares outstanding	41,136	41,670	40,105
Non-vested dividend participating awards	122	127	123
	41,258	41,797	40,228
	16.28	14.55	12.78
As of December 31, 2025, the Company does not have any outstanding transactions involving potential ordinary shares.